UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2018

HTG Molecular Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37369	86-0912294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3430 E. Global Loop Tucson, AZ (Address of principal executive offices)		85706 (Zip Code)

Registrant’s telephone number, including area code: (877) 289-2615

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02	Results of Operations and Financial Condition.

The information set forth under subsection (ii) of Item 8.01 of this report is incorporated under this Item 2.02 by reference.

Item 8.01	Other Events.

(i)

As previously reported, on April 13, 2017 we entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co., as sales agent (“Cantor Fitzgerald”), pursuant to which we may offer and sell, from time to time, through Cantor Fitzgerald, shares of our common stock, par value $0.001 per share, by any method deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended (the “ATM Offering”). In connection with the Sales Agreement, on April 13, 2017, we filed a prospectus supplement (File No. 333-216977) with the Securities and Exchange Commission (“SEC”) relating to the offer and sale of up to $20,000,000 of common stock in the ATM Offering, which prospectus supplement was first amended on June 2, 2017, to increase the amount of common stock that may be offered and sold in the ATM Offering under the Sales Agreement to $40.0 million in the aggregate. On January 16, 2018, we filed a second amendment to the prospectus supplement with the SEC to decrease the amount of common stock that may be offered and sold in the ATM Offering under the Sales Agreement to $23.0 million in the aggregate, inclusive of the 5,733,314 shares of common stock sold in the ATM Offering prior to the date of the second amendment for gross proceeds of $21.1 million.

(ii)

Although our financial results as of and for the fourth quarter and full year ended December 31, 2017 are not yet finalized, based on currently available information, we expect our fourth quarter 2017 revenue to be between $7.6 and $7.9 million, our full year 2017 revenue to be between $14.5 and $14.8 million and our cash and cash equivalents as of December 31, 2017 to be approximately $10.0 million. Fourth quarter and full year 2017 revenues were driven by collaboration revenue. We expect that operating expenses for the fourth quarter were slightly higher than operating expenses in the third quarter of 2017 on an absolute dollar basis. We expect that gross margin and net loss for the fourth quarter of 2017 were improved over the third quarter of 2017, primarily as a result of collaboration profit-sharing revenue expected to be recognized in the fourth quarter.

The preliminary results set forth above are based on our management’s initial review of our operations for the quarter and year ended December 31, 2017 and are subject to revision based upon our year-end closing procedures and the completion and external audit of our year-end financial statements. Our independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to these preliminary financial results. Actual results may differ materially from these preliminary results as a result of the completion of year-end closing procedures, final adjustments, final profit-sharing reconciliation with QIAGEN Manchester Limited (“QIAGEN”), under our Master Assay Development, Commercialization and Manufacturing Agreement with QIAGEN dated November 16, 2016 (the “Master Agreement”), and other developments arising between now and the time that our financial results are finalized, and such changes could be material. In addition, these preliminary results are not a comprehensive statement of our financial results for the fourth quarter or full year ended December 31, 2017, should not be viewed as a substitute for full, audited financial statements prepared in accordance with generally accepted accounting principles, and are not necessarily indicative of our results for any future period.

(iii)

The following information updates certain aspects of the description of our business and risk factors disclosed in our SEC reports.

Our Market

We estimate that the global cancer profiling market was approximately $30.0 billion in 2017, and is expected to have a compound annual growth rate of approximately 19% annually during calendar years 2018 through 2023. Based on published industry reports, genomics makes up the largest segment of this market at an estimated 40% in 2016, and it is also expected to register the highest growth within this market during calendar years 2018 through 2023 due to increasing implementation of genomic sequencing, an aging population and the rising utility of biomarkers.

Product Technology and Pipeline Plan

We are leveraging our platform to develop comprehensive molecular profiling panels across an increasing set of molecular applications, with initial focus in immuno-oncology and next generation pathology. In conjunction with our biopharmaceutical collaborators, we plan to develop novel RNA-based gene panels and possibly classifiers that can provide information about inflammation signatures and the molecular classification of tumors. Separately, we also plan to develop novel RNA-based gene panels designed for expanded applications in immune health monitoring and prescreening, detection of hyper-progression and predicting patient response to combination therapies. We believe that we will need to develop, refine and implement new panel protocols and make changes or adjustments to our chemistry and software to optimize these planned applications and panels for use with our HTG EdgeSeq system. We expect this to require substantial effort from our research scientists and the use of various laboratory equipment, supplies and materials, which together represent the most significant costs that we expect to incur in connection with the development of these applications and profiling panels.

Our Strategy

We intend to continue to enter into collaboration programs with biopharmaceutical companies through our Master Agreement with QIAGEN. We believe that collaborations with biopharmaceutical companies with late-stage drug development programs have the potential to lead to opportunities to generate companion diagnostics consumables revenue for our company of up to $25 million to $100 million annually, subject to receiving requisite regulatory clearances or approvals and commercial adoption of the diagnostic product. In addition, we estimate that early stage research collaborations with biopharmaceutical companies, which typically focus on the use of our VERI/O laboratory services, could generate as much as $10,000 to $300,000 in revenue for us per project, and that more substantial development programs relating to IUO/IVD assay development, clinical trial support and potential regulatory submissions could generate as much as up to $5 million to $15 million in revenue for us over the life of the program, which could span up to several years.

From period to period, collaboration and custom assay development revenue can fluctuate substantially based on the achievement of development-related services. As a result, variations in the amount or timing of the work we perform under one or more companion diagnostic development programs could have the ability to significantly impact the timing and amount of revenue we may recognize in one or more fiscal periods.

We cannot provide any assurances that our collaborations with biopharmaceutical companies will achieve their desired outcomes, or that requisite regulatory clearances or approval will be achieved for the applicable diagnostic product or its related therapeutic candidate on the timelines that we anticipate, or at all. Further, even if we complete the requisite clinical validations and submit a regulatory application, we may not receive requisite regulatory clearance or approval for the commercial use of our tests on a timely basis, or at all. If we are unable to obtain requisite regulatory clearance or approval, or if clinical diagnostic laboratories do not accept our cleared or approved tests, our ability to grow our business and our operating results and financial condition could be materially adversely affected.

Risk Factors

The recently passed comprehensive tax reform bill could adversely affect our business and financial condition.

On December 22, 2017, President Trump signed into law new legislation that significantly revises the Internal Revenue Code of 1986, as amended (the “Code”). The newly enacted federal income tax law, among other things, contains significant changes to corporate taxation, including reduction of the corporate tax rate from a top marginal rate of 35% to a flat rate of 21%, limitation of the tax deduction for interest expense to 30% of adjusted earnings (except for certain small businesses), limitation of the deduction for net operating losses to 80% of current year taxable income and elimination of net operating loss carrybacks, one time taxation of offshore earnings at reduced rates regardless of whether they are repatriated, elimination of U.S. tax on foreign earnings (subject to certain important exceptions), immediate deductions for certain new investments instead of deductions for depreciation expense over time, and modifying or repealing many business deductions and credits. Notwithstanding the reduction in the corporate income tax rate, the overall impact of the new federal tax law is uncertain and our business and financial condition could be adversely affected. In addition, the new federal tax law did not extend the moratorium on the medical device excise tax, the reinstatement of which could negatively impact our operating results as we begin full commercialization of our platforms in the United States. It is also unknown if and to what extent various states will conform to the newly enacted federal tax law. The impact of this tax reform on holders of our common stock is likewise uncertain and could be adverse. Our stockholders should consult with their legal and tax advisors with respect to this legislation and the potential tax consequences of investing in or holding our common stock.

Our ability to use net operating losses to offset future taxable income may be subject to limitations.

As of December 31, 2016, we had federal and state net operating loss carryforwards of $102.2 million. The federal and state net operating loss carryforwards will begin to expire, if not utilized, beginning in 2021. These net operating loss carryforwards could expire unused and be unavailable to offset future income tax liabilities. Under the newly enacted federal income tax law, federal net operating losses incurred in 2018 and in future years may be carried forward indefinitely, but the deductibility of such federal net operating losses is limited. It is uncertain if and to what extent various states will conform to the newly enacted federal tax law. In addition, under Section 382 of the Code and corresponding provisions of state law, if a corporation undergoes an “ownership change,” which is generally defined as a greater than 50% change, by value, in its equity ownership over a three-year period, the corporation’s ability to use its pre-change net operating loss carryforwards and other pre-change tax attributes to offset its post-change income or taxes may be limited. It is possible that we may have already experienced an ownership change limitation. We may experience ownership changes in the future as a result of subsequent shifts in our stock ownership, some of which may be outside of our control. If an ownership change occurs and our ability to use our net operating loss carryforwards is materially limited, it would harm our future operating results by effectively increasing our future tax obligations.

Forward Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding: our expected financial results as of and for the fourth quarter and year ended December 31, 2017; our estimates regarding potential future revenues that we may generate from collaboration and development programs and from companion diagnostics consumables; and the potential impact of the recently adopted tax legislation on our business or our stockholders. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “will,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based upon management’s current expectations, are subject to known and unknown risks, and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: the risk that our actual revenue or other financial results for the fourth quarter and/or full year 2017, including collaboration profit-sharing revenue, may differ materially from our estimated results for these periods as a result of the completion of year-end closing procedures, final adjustments, final profit-sharing reconciliation with QIAGEN under the Master Agreement, or other developments arising between now and the time that our financial results are finalized; the risk that we may not be able to enter into additional collaboration programs with biopharmaceutical companies through our Master Agreement with QIAGEN at the rate that we expect, or at all; the risk that we may not realize the estimated future revenues, if any, from additional collaboration programs with biopharmaceutical companies; the risk that development, manufacturing and other activities initiated under the Master Agreement or pursuant to other collaborations may not be performed as expected, or at all; risks inherent in the development of custom assay development; risks associated with obtaining regulatory clearance or approval for companion diagnostic products and related therapeutic candidates; risks associated with the utility of our profiling panels, instruments and solutions; and risks associated with our ability to successfully manufacture and supply our products. These and other factors are described in greater detail in our filings with the SEC, including without limitation our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017. All forward-looking statements contained in this report speak only as of the date on which they were made, and we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HTG Molecular Diagnostics, Inc.

Dated: January 16, 2018	By:	/s/ Shaun D. McMeans
Shaun D. McMeans
Vice President of Finance and Administration and Chief Financial Officer